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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                               SEPTEMBER 15, 1998
                                (Date of Report)

                           SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)




   DELAWARE                       1-8514                      95-3822631
(State or other                 (Commission               (I.R.S. Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)



                               16740 HARDY STREET
                                 P.O. BOX 60068
                             HOUSTON, TEXAS                  77205
            (Address of principal executive offices)       (Zip Code)

                                 (281) 443-3370
                        (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

       On August 31, 1998, Smith International, Inc. (the "Company") acquired the remaining 36 percent interest in M-I L.L.C. ("M-I") not owned by the Company pursuant to a Purchase and Sale Agreement dated August 20, 1998 (the "Agreement"). The Agreement is by and between Halliburton Energy Services, Inc. ("Halliburton"), MIHC, Inc. (together with Halliburton, the "Sellers"), the Company, M-I Purchase Corp. ("MIPC"), Smith International Acquisition Corp. (together with the Company and MIPC, the "Purchasers") and M-I. Prior to the transaction, the Company owned a 64 percent interest in M-I which was acquired in February 1994. In connection with the acquisition, the Company issued a $265.0 million non-interest bearing Promissory Note to the Sellers which is payable 240 days after the Closing Date.

       A copy of the press release announcing the closing of the acquisition is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial statements of businesses acquired.

       The operating results of M-I have been consolidated and reflected as part of the Company's previously filed financial statements. Accordingly, separate financial statements of the acquired business are not required.

(b)    Pro forma financial information.

       In accordance with Item 7(b)(2) of Form 8-K, the Company will file the required proforma financial information by amendment to this Form 8-K as soon as practicable, but no later than November 16, 1998.

(c)    Exhibits.

       2.1 Purchase and Sale Agreement dated August 20, 1998 between Halliburton Energy Services, Inc., MIHC, Inc., Smith International, Inc., Smith International Acquisition Corp., M-I Purchase Corp. and M-I L.L.C.

       99.1          Press Release issued by Registrant dated August 31, 1998.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       SMITH INTERNATIONAL, INC.
                                               (Registrant)



Dated: September 14, 1998        By: /s/ NEAL S. SUTTON
                                    --------------------------------------
                                      Neal S. Sutton,
                                      Senior Vice President - Administration,
                                      General Counsel and Secretary
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                                 EXHIBIT INDEX

       Exhibit
       Page No.                        Description
     -----------                       -----------
         2.1          Purchase and Sale Agreement dated August 20, 1998 between Halliburton
                      Energy Services, Inc., MIHC, Inc., Smith International, Inc., Smith
                      International Acquisition Corp., M-I Purchase Corp. and M-I LLC.

         99.1         Press Release issued by Registrant dated August 31, 1998.